Exhibit 10.1

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call /Coll	Account	Officer	Initials
$3,000,000.00	11-22-2004	11-30-2005	41001	403/326	E9012882439	BXCOB

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	ANGIODYNAMICS, INC.	Lender:	KeyBank National Association
	603 Queensbury Avenue		NY-MM-Albany
	Queensbury, NY 12804		66 S. Pearl Street
Albany, NY 12207

Principal Amount:	$3,000,000.00	Initial Rate:	5.500%	Date of Agreement:	November 22, 2004

DESCRIPTION OF EXISTING INDEBTEDNESS.		Obligor No.:	9012882439
Obligation No.:	41001.

Original Promissory Note dated December 1, 2003, in the principal amount of $3,000,000.00, including any and all amendments thereto.

DESCRIPTION OF CHANGE IN TERMS. The maturity date of the Loan is hereby extended to November 30, 2005.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CIT SIGNERS:

ANGIODYNAMICS, INC.

By:	/s/ JOSEPH G. GERARDI & 29-Nov-04
Joseph G. Gerardi, Vice President of ANGIODYNAMICS, INC.

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call /Coll	Account	Officer	Initials
$3,000,000.00	11-22-2004	11-30-2005	41001	403/326	E9012882439	BXCOB

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	ANGIODYNAMICS, INC.	Lender:	KeyBank National Association
	603 Queensbury Avenue		NY-MM-Albany
	Queensbury, NY 12804		66 S. Pearl Street
Albany, NY 12207

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $3,000,000.00 due on November 30, 2005. The reference rate (Prime Rate announced by Lender, currently 5.000%) is added to the margin of 0.500%, resulting in an initial rate of 5.500. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐	Personal, Family, or Household Purposes or Personal Investment.

☒	Business (including Real Estate Investment).

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,000,000.00 as follows:

Undisbursed Funds:	$3,000,000.00

Note Principal:	$3,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash: $7,500.00 Credit Renewal Fee	$7,500.00

Total Charges Paid in Cash:	$7,500.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED NOVEMBER 22, 2004.

BORROWER:

ANGIODYNAMICS, INC.

By:	/s/ JOSEPH G. GERARDI 29-Nov-04
Joseph G. Gerardi, Vice President of ANGIODYNAMICS, INC.